                       LIMITED LIABILITY COMPANY INTEREST
                               PURCHASE AGREEMENT


                  THIS LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT (this "Agreement") is entered into as of September 14, 2001, by and between Wireless One of North Carolina, L.L.C., a Delaware limited liability company ("Buyer"), CT WIRELESS CABLE, INC., a Delaware corporation which is a member of Buyer ("CTWC"), WIRELESS ONE, INC., a Delaware corporation ("Seller"), and WORLDCOM BROADBAND SOLUTIONS, INC., a Delaware corporation which is an affiliate of Seller ("WBS").

                  WHEREAS, Seller is the owner of an interest (the "LLC Interest") in Buyer, which LLC Interest represents Seller's entire ownership interest in Buyer; and

                  WHEREAS, Seller has agreed to sell, and Buyer has agreed to purchase, the LLC Interest at the price and upon the terms and conditions hereinafter set forth, effective as of the date the purchase and sale are approved by the Federal Communications Commission ("FCC Approval");

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:


1.       SALE AND PURCHASE OF LLC Interest

                  1.1. Sale and Purchase of LLC Interest. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, all of the LLC Interest for a purchase price of Twenty Million Six Hundred Ninety Six Thousand Five Hundred Sixty Two Dollars ($20,696,562.00) (the "Purchase Price"). The Purchase Price shall consist of an initial cash payment of Three Million Dollars ($3,000,000.00) (the "First Payment") and Buyer's Promissory Note, in the form of Exhibit A, with a principal amount equal to the balance of the Purchase Price (the "Promissory Note"), which Promissory Note shall be non-recourse to Buyer and its members and shall be secured by a first position security interest in one hundred percent (100%) of the ownership interests in a single purpose, wholly-owned subsidiary of Buyer (the "Security Sub"), the sole assets of which shall consist of all of Buyer's current MDS, MMDS, ITFS and WCS licenses and channel rights in North Carolina, which are listed on Exhibit B (the "Licenses"). The


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Purchase Price shall be paid as provided in Section 1.3. The obligations of the
Seller and Buyer hereunder are subject only to the receipt of FCC Approval, and each of Seller and Buyer agrees to use its commercially reasonable best efforts to obtain FCC Approval as soon as possible. Buyer and Seller agree that the purchase of the LLC Interest hereunder shall be effective for all purposes as of the date of the FCC Approval (the "Effective Date"), assuming Buyer and Seller comply with their obligations under Section 1.2 and Section 1.3.

                  1.2. Escrow of Documents Pending FCC Approval. As of the date of this Agreement, Buyer shall execute and deliver the Promissory Note and related Pledge Agreement (as defined in the Promissory Note) ("Pledge Agreement") to Timothy A. Lloyd, Esquire, as escrow agent ("Escrow Agent"), and
(ii) Seller shall deliver to the Escrow Agent an Assignment in the form attached hereto as Exhibit C, evidencing the assignment of the LLC Interest purchased hereunder, properly executed by Seller (the "Assignment"). The Escrow Agent shall hold the Promissory Note, the Pledge Agreement, and the Assignment, in escrow, for delivery only as provided in Section 1.3.

                  1.3. Deliveries Upon Receipt of FCC Approval or Denial.

                           (a)      As soon a reasonably practical after the
date Buyer receives official notice that FCC Approval had been granted, but in no event more than five (5) business days after such date, Buyer shall deliver to Seller, by wire transfer to the account designated by Seller, cash equal to the First Payment. Upon receipt of written confirmation that Seller has received such wire transfer, the Escrow Agent shall release and deliver (i) the Assignment to Buyer and (ii) the Promissory Note and Pledge Agreement to Seller, both of which shall be dated as of the Effective Date, whereupon Seller shall be considered for all purposes to have withdrawn as a member of Buyer.

                           (b)      In the event the FCC Approval is denied, the
obligation of Seller to sell, and the obligation of Buyer to buy, the LLC Interest pursuant to this Agreement shall terminate and the Escrow Agent shall
(i) return the Promissory Note and Pledge Agreement to Buyer and (ii) return the Assignment to Seller. In addition, the parties immediately thereafter shall take all commercially reasonable actions necessary to cause Buyer to transfer to Seller, in redemption of the LLC Interest, the Licenses Seller would receive in a liquidation of Buyer under the provisions of Buyer's existing LLC Agreement (using the values set forth on Exhibit B) after taking into account dilution of Seller's percentage ownership interest (including its capital account) to reflect any additional capital contributions to Buyer made by CTWC in the interim (provided, that any additional capital contributions made to Buyer by CTWC for purposes other than to fund Buyer's normal operations consistent with the current funding of Buyer or as needed to meet minimum build-out and lease



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payment requirements associated with its licenses shall require the advance consent of Seller, not to be unreasonably withheld, in order to be included in the calculation for this purpose), based on the valuation of Seller's LLC Interest used in determining the Purchase Price, and after giving effect to the transactions described in Section 5.4.

                  1.4.     Second Payment Option; Unwind Right.

                           (a)      By the date that is twelve (12) months after
the Effective Date (the "Second Payment Date"), Buyer, at its sole election and option, may make a Seven Million Dollar ($7 million) payment of principal on the Promissory Note (the "Second Payment"), plus all accrued interest outstanding under the Promissory Note. Upon making the Second Payment, Seller shall release its security interest in part of Buyer's Licenses so that its security interest shall be reduced to only fifty percent (50%) (by value, using the values set forth on Exhibit B) of Buyer's Licenses. The Licenses to be released from Seller's security interest shall be identified by Buyer at the time of the Second Payment in a written notice to Seller. Seller agrees to use its commercially reasonable best efforts to assist Buyer in causing its security interest in the Licenses so identified to be promptly released. Alternatively, Buyer at its option may make a payment to Seller of all accrued but unpaid interest under the Promissory Note in order to extend the date for the Second Payment by six (6) months. Thereafter, Buyer may continue to extend the date for the Second Payment, for six (6) month periods up to a total of four (4) such periods (i.e., twenty four (24) additional months total), by making additional payments of all accrued but unpaid interest under the Promissory Note before the first day of the next succeeding six (6) month period.

                           (b)      In the event Buyer does not make the Second
Payment when due (including extensions, if any), Seller and CTWC shall meet to discuss the available alternatives. In the absence of agreement to the contrary, either CTWC or Seller, by written notice to the other (a "Split-Up Notice"), may cause Buyer to transfer to Seller, in complete satisfaction of the Promissory Note other than accrued unpaid interest (which shall be due and payable), the Licenses Seller would receive in a liquidation of Buyer under the provisions of Buyer's existing LLC Agreement (using the values set forth on Exhibit B) after taking into account the dilution of Seller's percentage ownership interest (including its capital account) in accordance with Section 1.4(d) and after giving effect to the transactions described in Section 5.4. Notwithstanding the foregoing, (i) the Licenses to be distributed to Seller pursuant to this Section 1.4(b) shall include all of Buyer's WCS License rights for the area comprising the Charlotte BTA; (ii) as described in Section 5.4, Buyer, or its designated affiliate, shall have lease rights to Channels A4, B4, C1, C2, C3, C4, D1, D2, D3, and D4 and ownership rights to Channels E1, E2, F1 and F2, and Seller,



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or its designated affiliate, shall have lease rights to Channels A1, A2, A3, B1,
B2, B3, G1, G2, G3 and G4 and ownership rights to Channels E3, E4, F3, F4, H1, H2, H3, MDS1 and MDS2; and (iii) Seller, by written notice to Buyer, may refuse to accept any of the Licenses that would otherwise be transferred to it, including any and all obligations associated with such Licenses, but any Licenses Seller refuses to accept shall be deemed to have been transferred to Seller for purposes of the foregoing sentence and the value of such Licenses (using the values set forth on Exhibit B) shall be included in the amount Seller shall be considered to have received in satisfaction of Buyer's obligations under the Promissory Note.

                           (c)      In the event neither Seller nor CTWC
delivers a Split Up Notice to the other by the date that is one hundred and eighty (180) days after the date the Second Payment is due (including extensions, if any), the rights of Buyer and Seller under Section 1.4(b) shall lapse. The lapsing of such rights shall not affect any of Buyer's and Seller's rights and obligations under the Promissory Note, which shall continue in effect in accordance with its terms.

                           (d)      In determining Seller's percentage ownership
interest in Buyer for purposes of Section 1.4(b), Seller's percentage ownership interest shall be reduced to reflect the $3 million First Payment made to Seller and any additional capital contributions to Buyer made by CTWC in the interim (provided, that any additional contributions made to Buyer by CTWC for purposes other than to fund Buyer's normal operations consistent with the current funding of Buyer or as needed to meet minimum build-out and lease payment requirements associated with its licenses shall require the advance consent of Seller, not to be unreasonably withheld, in order to be included in the calculation for this purpose), based on the valuation of Seller's LLC Interest used in determining the Purchase Price. Thus, without considering any additional capital contributions that may be made by CTWC, the $3 million First Payment would reduce Seller's percentage ownership interest in Buyer to 42.7524%.

                           (e)      Buyer, Seller, and CTWC acknowledge and
agree that certain approvals or consents of the FCC, other government agencies and entities ("Government Entities") and third parties that are holders of ITFS licenses ("Third Parties") will be required in order to fully carry out certain provisions of this Section 1.4. Buyer, Seller, and CTWC agree to work in good faith to effect the purposes of this Section 1.4 and agree to take all commercially reasonable actions as may be required in order to effect the purposes of this Section 1.4 as promptly as reasonably possible, including requesting any consents or approvals of the FCC, Governmental Entities, or Third Parties as may be required and promptly providing any information or



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documentation as may be required in connection with such consents or approvals.


2.       REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller hereby represents and warrants to Buyer and CTWC as follows:

                  2.1. Legal and Authorized Transactions. The execution and delivery by Seller of this Agreement and the Assignment, and the consummation of the transactions contemplated to be performed by it under this Agreement or the Assignment, have been duly authorized by all necessary action by Seller. This Agreement and the Assignment constitute the legal, valid and binding obligations of Seller (assuming the due authorization, execution and delivery of this Agreement by Buyer and CTWC), enforceable against Seller in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by the application of the general principles of equity.

                  2.2. No Conflict. Seller's execution and delivery of, and performance of its obligations under, this Agreement and the Assignment do not and will not (i) violate or constitute a default under any indenture, mortgage, deed of trust, instrument or other contract to which Seller is a party or by which Seller or its assets may be bound; (ii) violate any provisions of any law, rule, regulation, order, judgment or decree applicable to Seller or its assets;
(iii) require the consent, approval or waiver of any governmental authority, other than FCC Approval, or of any other person or entity, other than such consents, approvals or waivers that have been obtained by Seller; or (iv) result in the creation of any lien or encumbrance on any of the assets owned or held by Seller.

                  2.3. Authority and Capacity. Seller has full legal right, capacity, power and authority to execute this Agreement and the Assignment and to consummate the transactions contemplated hereby and thereby, and all authorizations, consents and approvals required by any law, regulation, agreement, instrument or other restriction of any kind or character to permit Seller to enter into this Agreement and the Assignment and to sell and transfer the LLC Interest to Buyer pursuant to this Agreement and the Assignment, other than FCC Approval, have been obtained.

                  2.4. No Other Ownership Interest. The LLC Interest purchased hereunder represents Seller's entire interest in Buyer. As of the date of this



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Agreement, Buyer does not have any outstanding debt or other amount owed to
Seller, other than Buyer's obligations under this Agreement.

                  2.5. Title to LLC Interest. Seller is the lawful owner of the LLC Interest. Upon payment of the Purchase Price and delivery by Seller to Buyer of the executed Assignment, Buyer will acquire good, valid and marketable title to the LLC Interest, free and clear of all mortgages, liens, pledges, charges, claims, security interests, agreements, encumbrances and equities whatsoever.

                  2.6. Access to Information. Seller acknowledges that it has been a member of Buyer since Buyer's inception and that it has appointed individuals to serve on Buyer's Board of Managers. As a result, Seller is fully familiar with Buyer's finances and business prospects. Seller further acknowledges it has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits of this transaction and that it has received all information it deems necessary in order to do so.

                  2.7. True and Complete on Effective Date. All of Seller's representations and warranties hereunder shall be true and complete as of the Effective Date.


3.       Representations and warranties of BUYER

                  Buyer represents and warrants to Seller and WBS as follows:

                  3.1. Legal and Authorized Transactions; Authority. The execution and delivery by Buyer of this Agreement, the Promissory Note, and the Pledge Agreement and the consummation of the transactions contemplated to be performed by it under this Agreement, the Promissory Note and the Pledge Agreement, have been duly authorized by all necessary action by Buyer. This Agreement, the Promissory Note and Pledge Agreement constitute the legal, valid and binding obligations of Buyer (assuming the due authorization, execution and delivery of this Agreement by Seller and WBS), enforceable against Buyer in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by the application of the general principles of equity.

                  3.2. No Conflict. Buyer's execution and delivery of, and performance of its obligations under, this Agreement and the Promissory Note do not and will not (i) violate or constitute a default under any indenture, mortgage, deed of trust, instrument or other contract to which Buyer is a party or by which Buyer or its assets may be bound; (ii) violate any provisions of any law, rule, regulation, order, judgment or decree applicable to Buyer or its



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assets; (iii) require the consent, approval or waiver of any governmental authority, other than FCC Approval, or of any other person or entity, other than such consents, approvals or waivers that have been obtained by Buyer; or (iv) result in the creation of any lien or encumbrance on any of the assets owned or held by Buyer.

                  3.3. Authority and Capacity. Buyer has full legal right, capacity, power and authority to execute this Agreement and the Promissory Note and to consummate the transactions contemplated hereby, and all authorizations, consents and approvals required by any law, regulation, agreement, instrument or other restriction of any kind or character to permit Buyer to enter into this Agreement and to purchase the LLC Interest from Seller pursuant to this Agreement, other than FCC Approval, have been obtained.

                  3.4. True and Complete on Effective Date. All of Buyer's representations and warranties hereunder shall be true and complete as of the Effective Date.


4.       Representations and warranties of CTWC and wbs

                  CTWC represents and warrants to Seller and WBS as follows:

                  4.1. Legal and Authorized Transactions. The execution and delivery by CTWC of this Agreement, and the consummation of the transactions contemplated to be performed by it under this Agreement, have been duly authorized by all necessary action by CTWC. This Agreement constitutes the legal, valid and binding obligation of CTWC (assuming the due authorization, execution and delivery of this Agreement by Seller and WBS), enforceable against CTWC in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by the application of the general principles of equity.

                  4.2. No Conflict. CTWC's execution and delivery of, and performance of its obligations under, this Agreement do not and will not (i) violate or constitute a default under any indenture, mortgage, deed of trust, instrument or other contract to which CTWC is a party or by which CTWC or its assets may be bound; (ii) violate any provisions of any law, rule, regulation, order, judgment or decree applicable to CTWC or its assets; (iii) require the consent, approval or waiver of any governmental authority, other than FCC Approval, or of any other person or entity, other than such consents, approvals or waivers that have been obtained by CTWC; or (iv) result in the creation of any lien or encumbrance on any of the assets owned or held by CTWC.



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                  4.3. Authority and Capacity. CTWC has full legal right,
capacity, power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

                  4.4. True and Complete on Effective Date. All of CTWC's representations and warranties hereunder shall be true and complete as of the Effective Date.

                  WBS represents and warrants to Buyer and CTWC as follows:

                  4.5. Legal and Authorized Transactions. The execution and delivery by WBS of this Agreement, and the consummation of the transactions contemplated to be performed by it under this Agreement, have been duly authorized by all necessary action by WBS. This Agreement constitutes the legal, valid and binding obligation of WBS (assuming the due authorization, execution and delivery of this Agreement by Buyer and CTWC), enforceable against WBS in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by the application of the general principles of equity.

                  4.6. No Conflict. WBS's execution and delivery of, and performance of its obligations under, this Agreement do not and will not (i) violate or constitute a default under any indenture, mortgage, deed of trust, instrument or other contract to which WBS is a party or by which WBS or its assets may be bound; (ii) violate any provisions of any law, rule, regulation, order, judgment or decree applicable to WBS or its assets; (iii) require the consent, approval or waiver of any governmental authority, other than FCC Approval, or of any other person or entity, other than such consents, approvals or waivers that have been obtained by WBS; or (iv) result in the creation of any lien or encumbrance on any of the assets owned or held by WBS.

                  4.7. Authority and Capacity. WBS has full legal right, capacity, power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

                  4.8. True and Complete on Effective Date. All of WBS's representations and warranties hereunder shall be true and complete as of the Effective Date.

5.       ADDITIONAL COVENANTS

                  5.1. Authority to Manage Buyer. As of the date of this Agreement, CTWC will have the full and complete right and authority to



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manage and operate Buyer. Until FCC Approval is received, Seller agrees to consent to any action submitted for approval of Buyer's members as may be reasonably requested by CTWC and to cause the members of Buyer's Board of Managers appointed by Seller to vote as may be reasonably requested by CTWC or the members of Buyer's Board of Managers appointed by CTWC in connection with the operation of Buyer's business. CTWC, Buyer and Seller shall meet at such times as any of them may reasonably request prior to the Second Payment or a distribution pursuant to Section 1.4(b) in order to coordinate FCC filings, address interference and rationalization issues, and review financial matters.

                  5.2. Interference Agreement. Buyer, Seller, CTWC and WBS shall work in good faith, including sharing relevant information and obtaining any necessary approvals and consents, in order to minimize interference, on an on-going basis, as interference issues arise in the Charlotte BTA and between any adjacent markets that may be operated by Buyer, Seller, CTWC and/or WBS or their affiliates. This covenant shall survive termination of this Agreement and shall remain in effect even if FCC Approval is denied or the Second Payment is not made to Seller pursuant to Section 1.4.

                  5.3. Exchange of Consents. By the date (the "Exchange Date") that is nine (9) months after the date on which the FCC grants the last station license for the Channels listed on Schedule 5.3:

                  (a) Buyer shall obtain and provide to Seller the consents, as evidenced by their signatures thereto, of (i) the parties listed on Schedule 5.3(a)(i), in the form of consent attached hereto as Exhibit D, (ii) the parties listed on Schedule 5.3(a)(ii), in the form of consent attached as Exhibit E, and
(iii) the parties listed on Schedule 5.3(a)(iii), in the form of consent attached as Exhibit F;

                  (b) Seller shall obtain and provide to Buyer the consents, as evidenced by their signatures thereto, of (i) the parties listed on Schedule 5.3(b)(i), in the forms of consent attached hereto as Exhibit D and Exhibit E, and (ii) the parties listed on Schedule 5.3(b)(ii), in the form of Exhibit F; and

                  (c) Buyer and Seller shall obtain the consents of their respective channel lessors for exchanges of channels in the Charlotte market, such that the Charlotte market may be rationalized in accordance with Section
5.4. Buyer and Seller shall work cooperatively following the date of this Agreement to promptly identify the Charlotte channels to be exchanged.

No later than the Exchange Date, Buyer and Seller each shall notify the other, in writing, of the consents it is able to deliver to the other pursuant to this
Section 5.3, and shall provide such evidence of its ability to deliver such



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consents as the other may reasonably request. In the event either Buyer or
Seller is able to deliver to the other all of the consents it is required to obtain and deliver pursuant to this Section 5.3 by the Exchange Date (the "Prepared Party") and the other is not able to deliver all of the consents it is required to deliver by such date (the "Delinquent Party"), then, at the election of the Prepared Party, either (i) the parties shall exchange all of the consents they are then able to deliver and the Delinquent Party thereafter shall use its commercially reasonable best efforts to promptly deliver to the Prepared Party all of the remaining consents the Delinquent Party is obligated to deliver under this Section 5.3, or (ii) the parties shall exchange none of the consents until either the Delinquent Party is able to deliver all of the consents it is required to deliver or the Prepared Party elects to have the provisions of the foregoing clause (i) apply, and in either case, for the period beginning on the Effective Date and ending on the date all of the consents required to be delivered pursuant to this Section 5.3 have been so delivered, the interest rate on the Promissory Note shall be adjusted as follows:

                  (I) if Buyer is the Delinquent Party, then the interest rate shall be increased by two percentage points; and

                  (II) if Seller is the Delinquent Party, then the interest rate shall be decreased by two percentage points.

In the event neither Buyer nor Seller is able to deliver to the other all of the consents it is required to obtain and deliver pursuant to this Section 5.3, but thereafter either Buyer or Seller becomes able to deliver all such consents and so notifies the other party and the other is not then so able, the party that becomes able to deliver such consents shall be the "Prepared Party" hereunder as of the date it notifies the other party of such fact and the other party shall be the "Delinquent Party" hereunder as of such date.

                  5.4. Charlotte Rationalization. The parties shall rationalize the Charlotte market by disaggregating, swapping and assigning Licenses therein as required to create the channel rights set forth below. In accordance with
Section 5.3, the parties shall take all commercially reasonable steps necessary to promptly obtain the consents of their respective lessors to swap channels with each other and to promptly amend the leases with their respective lessees to indicate such swaps, in order to create the following channel rights in the Charlotte market:

                                    (a) Buyer, or its designated affiliate,
                  shall have lease rights to Channels A4, B4, C1, C2, C3, C4, D1, D2, D3, and D4 and ownership rights to Channels E1, E2, F1 and F2.



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                                    (b) Seller, or its designated affiliate,
                  shall have lease rights to Channels A1, A2, A3, B1, B2, B3, G1, G2, G3 and G4 and ownership rights to Channels E3, E4, F3, F4, H1, H2, H3, MDS1 and MDS2.

Upon delivery of the consents described in Section 5.3, the parties shall take all commercially reasonable steps necessary to obtain and consummate all necessary FCC approvals to complete the Charlotte rationalization plan set forth above.

The covenants set forth in this Section 5.4 shall survive termination of this Agreement and shall remain in effect even if FCC Approval is denied or the Second Payment is not made to Seller pursuant to Section 1.4.

                  5.5. WCS Licenses. Buyer, Seller, CTWC and WBS acknowledge and agree that Seller is the holder of WCS licenses for the "A1 Block" and "B1 Block" for the Charlotte - Greensboro - Greenville Market Area (MEA 007) and the "A1 Block" and "B1 Block" for the Atlanta, Georgia Market Area (MEA 008) (the "WCS Licenses"), that the WCS Licenses include rights for areas in the state of North Carolina, and that Buyer, Seller, and CTWC previously agreed Seller would partition the WCS Licenses to create separate WCS License rights for areas in the state of North Carolina and transfer and assign all of the partitioned WCS License rights for areas in the state of North Carolina to Buyer. Buyer, Seller, CTWC and WBS further acknowledge and agree that Buyer's interest in Seller and the Purchase Price have been determined as though such partitioning and transfer and assignment already occurred and Buyer is the holder of the WCS License rights for all areas in the state of North Carolina covered by the WCS Licenses. Accordingly, Seller and WBS agree to take all commercially reasonable actions necessary, or as may be reasonably requested by Buyer or CTWC, to cause the WCS License rights to be partitioned to create separate WCS Licenses for any and all areas in the state of North Carolina covered by the WCS Licenses and to cause such separate North Carolina WCS Licenses to be assigned and transferred to Buyer as soon as possible, without payment or other additional consideration. This covenant shall survive termination of this Agreement and shall remain in effect even if FCC Approval is denied or the Second Payment is not made to Seller pursuant to Section 1.4.


6.       INDEMNITY

                  6.1. Seller. Seller hereby agrees to indemnify, defend and hold harmless Buyer and CTWC and their respective members and stockholders from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including,



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without limitation, taxes, interest, penalties and reasonable attorney's fees and disbursements) asserted against, imposed upon or incurred by CTWC, Buyer or their members or stockholders, directly or indirectly, by reason of, resulting from or in connection with (i) the misrepresentation or material breach of any representation or warranty made or given by Seller in this Agreement, or (ii) the material breach of any covenant or agreement made or given by Seller in this Agreement.

                  6.2. Buyer. Buyer hereby agrees to indemnify, defend and hold harmless Seller and WBS and their respective Stockholders from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, taxes, interest, penalties and reasonable attorney's fees and disbursements) asserted against, imposed upon or incurred by Seller, WBS or their stockholders, directly or indirectly, by reason of, resulting from or in connection with (i) the misrepresentation or material breach of any representation or warranty made or given by Buyer in this Agreement or the Pledge Agreement, or (ii) the material breach of any covenant or agreement made or given by Buyer in this Agreement.

                  6.3. CTWC. CTWC hereby agrees to indemnify, defend and hold harmless Seller and WBS and their respective members and stockholders from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, taxes, interest, penalties and reasonable attorney's fees and disbursements) asserted against, imposed upon or incurred by Seller, WBS, or their members or stockholders, directly or indirectly, by reason of, resulting from or in connection with (i) the misrepresentation or material breach of any representation or warranty made or given by CTWC in this Agreement, or (ii) the material breach of any covenant or agreement made or given by CTWC in this Agreement.

                  6.4. WBS. WBS hereby agrees to indemnify, defend and hold harmless Buyer and CTWC and their respective members and stockholders from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, taxes, interest, penalties and reasonable attorney's fees and disbursements) asserted against, imposed upon or incurred by Buyer, CTWC, or their members or stockholders, directly or indirectly, by reason of, resulting from or in connection with (i) the misrepresentation or material breach of any representation or warranty made or given by WBS in this Agreement, or (ii) the material breach of any covenant or agreement made or given by WBS in this Agreement.



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


7.       MISCELLANEOUS

                  7.1. Additional Actions and Documents. Each party hereto shall take or cause to be taken such further actions, shall execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and shall obtain such consents as may be necessary or as any other party hereto may reasonably request in order to fully effectuate the purposes, terms, and conditions of this Agreement, whether before, at or after the closing of transactions contemplated hereby.

                  7.2. Survival of Representations, Etc. All representations, warranties, covenants, indemnities and other agreements made by any party to this Agreement herein or pursuant hereto shall survive the closing of the transactions contemplated hereby and any investigation, audit or inspection at any time made by or on behalf of any party hereto.

                  7.3. Specific Performance. In addition to any other remedies which a party to this Agreement may have at law or in equity, each Party hereby acknowledges that the LLC Interest and the Channels are unique, and that the harm to a party resulting from material breaches by another party of its obligations under this Agreement cannot be adequately compensated by damages. Accordingly, the parties agree that each party to this Agreement shall have the right to have all obligations, undertakings, agreements, covenants and other provisions of this Agreement specifically performed by the other parties, and that each party shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

                  7.4. Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude the assertion by either party of any other rights or the seeking of any other remedies against the other, or their respective successors or assigns.

                  7.5. No Brokers. Each of the parties hereto represents and warrants to the other party that such party has not engaged any broker, finder or agent in connection with the transactions contemplated by this Agreement and has not incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Agreement.

                  7.6. Tax Matters. Buyer, Seller and CTWC agree that income tax allocations for the taxable year including the Effective Date shall be made using



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


the "closing of the books method" as of the Effective Date. Notwithstanding the foregoing, any deductions arising after the date of this Agreement and prior to the Effective Date shall be specially allocated to the members of Buyer other than Seller in light of the fact that Seller will not be making any additional contributions to Buyer to fund such expenses.

                  7.7. Entire Agreement; Modification; Benefit; Assignment. This Agreement (including the Exhibit hereto), together with the Promissory Note and the Pledge Agreement, constitutes the entire agreement of the parties hereto with respect to the matters contemplated herein and supersedes all prior oral and written agreements with respect to the matters contemplated herein. This Agreement may not be modified, deleted or amended except by written instrument executed by the parties. All terms of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by the parties hereto or their respective successors and assigns.

                  7.8. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the facsimile number specified below:

                   (a)     If to CTWC:

                           CT Wireless Communications, Inc.
                           9735A Northcross Center Court
                           Huntersville, North Carolina 28078
                           Facsimile No.: (704) 655-7601
                           Attention: Matthew J. Dowd




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


                           With a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004
                           Facsimile No.: (202) 637-5910
                           Attention: Timothy A. Lloyd, Esq.

                  (b)      If to Buyer:

                           Wireless One of North Carolina, L.L.C.
                           9735A Northcross Center Court
                           Huntersville, North Carolina 28078
                           Facsimile No.: (704) 655-7601
                           Attention: Matthew J. Dowd

                           With a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004
                           Facsimile No.: (202) 637-5910
                           Attention: Timothy A. Lloyd, Esq.

                   (c)     If to Seller:

                           Wireless One, Inc.
                           c/o WorldCom Broadband Solutions Inc.
                           515 East Amite Street
                            Jackson, MS 39201
                           Facsimile No.: (601) 985-6746
                           Attention: William Feidt

                           With a copy (which shall not constitute notice) to:

                           WorldCom Broadband Solutions, Inc.
                           515 East Amite Street
                           Jackson, MS 39201
                           Facsimile: (601) 985-6747
                           Attention: Kerry McKelvey, President and CEO, and
                                      Gram Meadors, Chief Counsel

                  (d)      If to WBS:

                           WorldCom Broadband Solutions, Inc.
                           515 East Amite Street
                           Jackson, MS 39201
                           Facsimile: (601) 985-6747
                           Attention: Kerry McKelvey, President and CEO, and
                                      Gram Meadors, Chief Counsel

                  7.9. Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of North Carolina (but not including the choice of law rules thereof).

                  7.10. Expenses. Except for costs and expenses specifically assumed by a party under this Agreement, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

                  7.11. Severability. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement.

                  7.12. Waiver. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

                  7.13. Pronouns; Headings. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  7.14. Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of


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

which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all the parties hereto.











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                                       17

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed on its behalf, as of the day and year first written above.

                                          BUYER:

                                          WIRELESS ONE OF NORTH CAROLINA, L.L.C.


                                          By:  /s/ Barry R. Rubens
                                               ---------------------------------
                                               Name: Barry R. Rubens
                                                     ---------------------------
                                               Title: Treasurer
                                                      --------------------------


                                          SELLER:

                                          WIRELESS ONE, INC.


                                          By:  /s/ Kerry McKelvey
                                               ---------------------------------
                                               Name: Kerry McKelvey
                                                     ---------------------------
                                               Title: President and CEO
                                                      --------------------------


                                          CTWC:

                                          CT WIRELESS CABLE, INC.


                                          By:  /s/ Barry R. Rubens
                                               ---------------------------------
                                               Name: Barry R. Rubens
                                                     ---------------------------
                                               Title: Treasurer and Senior Vice
                                                      --------------------------
                                                      President
                                                      -------------------------


                                          WBS:

                                          WORLDCOM BROADBAND SOLUTIONS, INC.


                                          By:  /s/ Kerry McKelvey
                                               ---------------------------------
                                               Name: Kerry McKelvey
                                                     ---------------------------
                                               Title: President and CEO
                                                      --------------------------



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